Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 18	Income Taxes
The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2024	2023	2022
Federal
Current	$1,272	$1,434	$1,366
Deferred	(6)	(326)	(108)
Federal income tax	1,266	1,108	1,258
State
Current	279	482	401
Deferred	35	(183)	(196)
State income tax	314	299	205
Total income tax provision	$1,580	$1,407	$1,463
A reconciliation of expected income tax expense at the federal statutory rate of 21 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2024	2023	2022
Tax at statutory rate	$1,661	$1,442	$1,533
State income tax, at statutory rates, net of federal tax benefit	385	322	305
Tax effect of
Tax credits and benefits, net of related expenses	(393)	(272)	(273)
Tax-exempt income	(144)	(142)	(121)
Exam Resolutions	(106)	(35)	—
Revaluation of tax related assets and liabilities(a)	(8)	15	(79)
Nondeductible legal and regulatory expenses	57	76	37
Other items	128	1	61
Applicable income taxes	$1,580	$1,407	$1,463
(a)The 2022 acquisition of MUB resulted in an increase in the Company’s state effective tax rate, requiring the Company to revalue its state deferred tax assets and liabilities. As a result of this revaluation, the Company recorded an estimated net tax benefit of $79 million during 2022.
The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, foreign currency translation adjustments, and pension and post-retirement plans are recorded directly to shareholders’ equity as part of other comprehensive income (loss).
In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2020 are completed and resolved. The Company’s tax returns for the years ended December 31, 2021 through December 31, 2022 are under examination by the Internal Revenue Service. The years open to examination by foreign, state and local government authorities vary by jurisdiction.
A reconciliation of the changes in the federal, state and foreign uncertain tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2024	2023	2022
Balance at beginning of period	$350	$513	$487
Additions for tax positions taken in prior years	32	141	35
Additions for tax positions taken in the current year	6	3	3
Exam resolutions	(131)	(302)	(8)
Statute expirations	(1)	(5)	(4)
Balance at end of period	$256	$350	$513
The total amount of uncertain tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2024, 2023 and 2022, were $206 million, $276 million and $294 million, respectively. The Company classifies interest and penalties related to uncertain tax positions as a component of income tax expense. At December 31, 2024, the Company’s uncertain tax position balance included $27 million of accrued interest and penalties. During the years ended December 31, 2024,
2023 and 2022 the Company recorded approximately $(13) million, $(11) million and $7 million, respectively, in interest and penalties on uncertain tax positions.
Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.
The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2024	2023
Deferred Tax Assets
Securities available-for-sale and financial instruments	$3,129	$3,231
Federal, state and foreign net operating loss, credit carryforwards and other carryforwards	2,772	2,836
Allowance for credit losses	2,086	2,051
Loans	869	1,013
Accrued expenses	767	838
Obligation for operating leases	341	348
Partnerships and other investment assets	264	271
Stock compensation	89	87
Other deferred tax assets, net	383	370
Gross deferred tax assets	10,700	11,045
Deferred Tax Liabilities
Goodwill and other intangible assets	(1,362)	(1,450)
Leasing activities	(1,273)	(1,455)
Mortgage servicing rights	(789)	(758)
Right of use operating leases	(297)	(301)
Pension and postretirement benefits	(184)	(115)
Fixed assets	(28)	(44)
Other deferred tax liabilities, net	(125)	(168)
Gross deferred tax liabilities	(4,058)	(4,291)
Valuation allowance	(389)	(364)
Net Deferred Tax Asset	$6,253	$6,390
The Company has approximately $3.0 billion of federal, state and foreign net operating loss carryforwards which expire at various times beginning in 2025. A substantial portion of these carryforwards relate to state-only net operating losses, for which the related deferred tax asset is subject to a full valuation allowance as the carryforwards are not expected to be realized within the carryforward period. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.
In addition, the Company has $1.2 billion of federal credit carryforwards which expire at various times through 2044 which are not subject to a valuation allowance as management believes that it is more likely than not that the credits will be utilized within the carryforward period.

At December 31, 2024, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if certain subsidiaries of the Company cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.